Exhibit 99.1

FINANCIAL STATEMENTS

EMTROL LLC AND SUBSIDIARY

DECEMBER 31, 2013

C O N T E N T S

Page

ACCOUNTANT’S LETTER	3-4

CONSOLIDATED BALANCE SHEET	5

CONSOLIDATED STATEMENT OF INCOME AND MEMBERS’ EQUITY	6

CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS’ EQUITY	7

CONSOLIDATED STATEMENT OF CASH FLOWS	8

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	9-14

KUTZ & COMPANY, INC.

CERTIFIED PUBLIC ACCOUNTANTS

185 Great Neck Rd. - Suite 450 Great Neck, NY 11021 Telephone (516) 482-1158 Fax (516) 829-5312

ANDREW B. KUTZ

PAUL J. KUTZ

Managing Member

Emtrol LLC and Subsidiary

Islandia, New York 11749

We have audited the accompanying consolidated financial statements of Emtrol LLC and its subsidiary, which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of income, changes in members’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United State of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Emtrol LLC and its subsidiary as of December 31, 2013 and 2012, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United State of America.

/s/ Kutz & Company, Inc.

Great Neck, New York

February 12, 2014

EMTROL LLC AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET

DECEMBER 31st

ASSETS

	2013	2012
CURRENT ASSETS
Cash including temporary investments	$8,680,589	$8,252,768
Accounts receivable, less allowance for doubtful accounts of $0	9,051,107	8,131,878
Costs incurred on uncompleted projects (Note B-4)	0	0
Inventories (Note B-6)	8,673	16,255
Other current assets	153,349	128,721

TOTAL CURRENT ASSETS	17,893,718	16,529,622
FIXTURES AND EQUIPMENT (NET) (Note C)	119,303	82,776
GOODWILL (NET) (Note A)	2,992,430	2,992,430

	$21,005,451	$19,604,828

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$9,145,658	$7,943,626
Accrued expenses	479,291	670,737
Customer deposits (Note B-5)	277,328	159,917
Income taxes payable (Note E)	184,192	156,334
Due to member - Emtrol Corp.	0	239,730

TOTAL CURRENT LIABILITIES	10,086,469	9,170,344
OTHER LIABILITIES
Long Term Debt (Note J)	15,663	0

TOTAL LIABILITIES	10,102,132	9,170,344

MEMBERS’ EQUITY
Equity adjustment resulting from foreign currency conversion (Note G)	500,550	520,877
Members’ equity	10,402,769	9,913,607

TOTAL MEMBERS’ EQUITY	10,903,319	10,434,484

TOTAL LIABILITIES & MEMBERS’ EQUITY	$21,005,451	$19,604,828

See accountant’s audit report.

EMTROL LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF INCOME AND MEMBERS’ EQUITY FOR

THE YEAR ENDED DECEMBER 31, 2013

	2013	2012
REVENUES	$33,371,470	$35,453,505

COSTS AND EXPENSES
Cost of goods sold	27,207,964	29,451,741
Selling expenses	2,117,220	2,159,088
General and administrative expenses	1,543,231	1,477,322
Administrators’ salaries	219,154	220,846
Pension plan expense	305,577	257,569

TOTAL COSTS & EXPENSES	31,393,146	33,566,566

NET OPERATING EARNINGS (LOSS)	1,978,324	1,886,939

OTHER INCOME AND (EXPENSES)
Interest and dividend income	6,895	8,248
Gain (loss) on foreign currency transactions (Note G)	119,141	(82,531)
Miscellaneous Income	0	74,045

OTHER INCOME AND (EXPENSES)	126,036	(238)

EARNINGS (LOSS) BEFORE INCOME TAXES	2,104,360	1,886,701
INCOME TAX PROVISION (Note E)	178,927	146,195

NET EARNINGS (LOSS)	1,925,433	1,740,506
MEMBERS’ EQUITY JANUARY 1ST	9,913,607	9,303,581

SUBTOTAL	11,839,040	11,044,087
LESS: DISTRIBUTION TO MEMBERS	(1,436,271)	(1,130,480)

MEMBERS’ EQUITY DECEMBER 31ST	$10,402,769	$9,913,607

See accountant’s audit report.

EMTROL LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS’ EQUITY

YEAR ENDED DECEMBER 31, 2013

	Totals	Managing Member	Non-managing Members
BEGINNING MEMBERS
EQUITY - January 1, 2012	$9,303,581	$9,303,581	$0
Net Income (Loss) for the year - 2012	$1,740,506	1,740,506	0
Add: Guaranteed Payments to non-managing members deducted to arrive at Net Income (Loss) for the year 2012	$2,099,208	0	2,099,208

Subtotal	$13,143,295	$11,044,087	$2,099,208

DISTRIBUTIONS TO MEMBERS
Non-managing Members	(2,099,208)	0	(2,099,208)
Managing Member	(1,130,480)	(1,130,480)	0

Total Distributions	(3,229,688)	(1,130,480)	(2,099,208)

ENDING MEMBERS’ EQUITY
December 31, 2012	$9,913,607	$9,913,607	$0
Net Income (Loss) - 2013	1,925,433	1,925,433	0
Add: Guaranteed Payments to non-managing members deducted to arrive at Net Income (Loss) for 2013	2,273,595	0	2,273,595

Subtotal	$14,112,635	$11,839,040	$2,273,595

DISTRIBUTIONS TO MEMBERS
Non Managing Members	(2,273,595)	0	(2,273,595)
Managing Member	(1,436,271)	(1,436,271)	0

Total Distributions	(3,709,866)	(1,436,271)	(2,273,595)

ENDING MEMBER’S EQUITY
December 31, 2013	$10,402,769	$10,402,769	$0

See accountant’s audit report.

EMTROL LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2013

	2013	2012
CASH FLOW FROM OPERATING ACTIVITIES
Net income	$1,925,433	$1,740,506

Adjustment to reconcile cash flow: Depreciation and amortization	37,908	34,170
Equity adjustment resulting from foreign currency conversion	(20,327)	42,707
Decrease (increase) in current assets
Accounts receivable	(919,229)	6,361,190
Costs incurred on incomplete contracts	0	16,509
Inventories	7,582	359
Other current assets and prepayments	(24,628)	1,970
Increase (decrease) in current liabilities:
Accounts payable	1,202,032	(6,724,612)
Accrued expenses	(191,446)	(65,912)
Customer deposits	117,411	(183,204)
Income taxes payable	27,858	(97,461)

TOTAL ADJUSTMENTS	237,161	(614,284)

Cash provided (used) by operations	2,162,594	1,126,222

CASH FLOW FROM INVESTING ACTIVITIES
Purchases of fixed assets (net of removals)	(74,435)	(67,899)

Cash provided (used) by investing	(74,435)	(67,899)

CASH FLOW FROM FINANCING ACTIVITIES
Long Term Debt Incurred	15,663	0
Advance from Member - Emtrol Corp.	(239,730)	341,677
(Distributions) to Managing Member	(1,436,271)	(1,130,480)

Cash provided (used) by financing	(1,660,338)	(788,803)

Net increase (decrease) in cash	427,821	269,520
Cash at beginning of year	8,252,768	7,983,248

Cash at end of year	$8,680,589	$8,252,768

See accountant’s audit report

EMTROL LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2013

NOTE A - ORGANIZATION

Emtrol Corporation was incorporated May 23, 1973, under the law of the State of Delaware, and is engaged in the design and sale of pollution control equipment. The equipment is fabricated by various subcontractors in accordance with customer contracts and specifications. The equipment is used primarily by companies engaged in the petroleum, chemical, mining, and other heavy industries.

As of January 1, 1999, Emtrol Corporation transferred substantially all of its assets subject to liabilities, to Emtrol LLC, (a New York Limited Liability Company) in exchange for a 100% interest in newly formed Emtrol LLC, which continues to operate the business. Certain key employees of the corporation have been granted minority member interests in the new LLC, which will entitle them to participate in any increase in the equity of the business, after certain priority distributions, as well as participate in the proceeds of any sale of the business.

NOTE B - PRINCIPLES OF ACCOUNTING

(1) CONSOLIDATION

The consolidated financial statements include the operations and changes in financial position of Emtrol LLC (both United States and United Kingdom divisions), as well as those of its Canadian subsidiary Emtrol, Ltd. All significant intercompany balances and transactions have been eliminated.

EMTROL LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2013

NOTE B - PRINCIPLES OF ACCOUNTING  (CONTINUED)

(2) REVENUE RECOGNITION

These financial statements have been prepared on the accrual basis of accounting. Expenses are recognized when incurred. Revenue is recognized on the percentage of completion basis on the sale of pollution control equipment, which comprises the vast majority of the company’s revenue. Revenue is recognized in proportion to the ratio that costs expended on current contracts bears to the total estimated cost of such contracts.

(3) DEPRECIATION

Depreciation is computed at the maximum allowable amounts for both financial reporting and income tax purposes, in accordance with regulations established by the Internal Revenue Service in the United States, and the Inland Revenue of the United Kingdom.

(4) COSTS INCURRED ON UNCOMPLETED CONTRACTS

Costs Incurred on Uncompleted Contracts represents charges from subcontractors who fabricate pollution control equipment for Emtrol’s customers, in excess of customer billings on these contracts.

(5) CUSTOMER DEPOSITS

Customer deposits represent advance payments to Emtrol LLC by its customers on incomplete contracts. These deposits are recognized as revenue as the contracts progress.

(6) INVENTORIES

Inventories consist of spare parts and supplies, and are valued at a lower of cost or market value, applied on a first in, first out (FIFO) basis. Inventories are not a material income producing factor.

(7) RESEARCH AND DEVELOPMENT

The company expenses currently all research and development costs for financial reporting purposes, and for income tax purposes pursuant to Section 174 of the Internal Revenue Code. Such costs amounted to $9,576 in 2013 and $30,397 in 2012.

EMTROL LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2013

NOTE B - PRINCIPLES OF ACCOUNTING  (CONTINUED)

(8) GUARANTEED PAYMENTS TO MEMBERS

Guaranteed payments to the non managing members that are intended as compensation for services rendered are accounted for as expenses of the LLC rather than as allocations of LLC net income. Guaranteed payments to the managing members that are intended as payments for capital contributed are not accounted for as expenses of the LLC, but rather, as part of the allocation of net income.

NOTE C - FIXTURES AND EQUIPMENT

Fixtures and equipment consisted of the following at December 31st:

	2013	2012
Furniture, office equipment, and computers	$420,506	$344,649
Vehicles	0	0

	420,506	344,649
Less: Accumulated Depreciation	(301,203)	(261,873)

	$119,303	$82,776

Fixtures and equipment, which are recorded at cost, are being depreciated using the double declining and straight-line methods over useful lives ranging from 5 to 7 years. Depreciation and amortization expense was $37,908 in 2013 and $34,170 in 2012.

Obsolete and fully depreciated equipment in the amount of $649,058 was written off in 2012.

EMTROL LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2013

NOTE D - BUSINESS SEGMENTS INFORMATION

The following is a breakdown, by geographical area, of certain key amounts included in these consolidated financial statements, shown in thousands of dollars:

	2013
	TOTAL	UNITED STATES	UNITED KINGDOM	CANADA
Total Assets	$21,005	15,904	4,132	969
Liabilities	10,102	6,285	3,078	739
Revenues	33,371	23,718	8,075	1,578
Net Income (Loss)	1,925	1,310	550	65

NOTE E - INCOME TAXES

The company is not a taxpaying entity for federal income tax purposes, and thus, no federal income tax expense has been recorded in the financial statements. The income of the company is taxed directly to the members, on their respective tax returns.

New York State, in which the Company is organized, has similar provisions that recognize an LLC as a non taxpaying entity. Consequently, no New York State income taxes have been provided for in the financial statements. The Company is subject to a small per-member filing fee imposed annually by the State of New York.

Provisions have been made in these financial statements for United Kingdom and Canadian income taxes, where applicable.

EMTROL LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2013

NOTE F - PENSION AND PROFIT SHARING PLANS

The Company has established a defined contribution pension plan covering all eligible employees. Employees are eligible to participate in the plan after completing one year of service and attaining age 21. Employer profit sharing contributions are allocated on a pro rata formula based on compensation. Participants in the plan become vested on a graduated basis, with 100% vesting after six years of service. Normal retirement age under the plan is 65. The Company has amended and restated the existing profit sharing plan of Emtrol Corporation, effective January 1, 1995 to Emtrol LLC as of January 1, 1999. The contributions to the plan were $305,577 for 2013 and $257,569 for 2012.

NOTE G - FOREIGN CURRENCY TRANSLATION

The Company has adopted Financial Accounting Standards Board (FASB) Statement No. 52, covering the currency translation of financial statements of multinational operations. Accordingly, foreign statements of operations for the years ended December 31, 2013 and 2012 were translated into U.S. dollars using average currency exchange rates in effect during the period, and financial position balances were translated at exchange rates in effect at year end. Currency effect changes resulting from the differences in translation rates used to translate such financial statements into U.S. dollars are included as a component of the stockholder’s equity section of the consolidated balance sheets at December 31, 2013 and 2012. Transactional gains and losses resulting from currency exchange fluctuations are included in the consolidated statement of operations. Currency effect changes resulted in a loss of $(20,327) for 2013 and a gain of $42,707 for 2012, while transactional currency fluctuations resulted in a gain of $119,141 for 2013 and a loss of $(82,531) for 2012.

NOTE H - COMMITMENT AND CONTINGENCIES

LETTERS OF CREDIT

The company has a credit facility with M&T Bank, whereby the bank will provide letters of credit up to $10,000,000, plus a line of credit for operations of up to $1,000,000.

At December 31, 2013, the Company has 17 outstanding letters of credit totaling $5,802,735. The letters of credit serve as guarantees of customer advanced payments for contract performance and equipment warranty to Emtrol LLC’s customers. To date, no losses have been incurred under this letter of credit arrangement.

EMTROL LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2013

NOTE I - LEASES

The Company leases its main facility at 1440 Veteran’s Memorial Highway, Islandia, New York from a partnership which is owned by several of the beneficial owners of Emtrol LLC. The current lease runs September 1, 2013 through August 31, 2014. The rent payable under the lease is $13,835 per month. Rent expense under this lease was $163,191 for 2013 and $158,093 for 2012.

The Company also leases space in the United Kingdom, from an unrelated party, at the rate of $24,912 per annum.

The Company also leases several automobiles and pieces of office equipment under operating lease agreements.

NOTE J - LONG TERM DEBT

The Company purchased a piece of office equipment under a capitalized lease arrangement in 2013. The lease calls for monthly payments of $347 including interest at 12.78% through February of 2019. The breakdown of the current and non-current portion of the long term debt is as follows:

2013
Current portion of long term debt	$2,287
Non-current portion	13,376

Total Long Term Debt	$15,663

CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

EMTROL LLC AND SUBSIDIARY

SEPTEMBER 30, 2014

EMTROL LLC AND SUBSIDIARY

CONDENSED CONSOLIDATED

BALANCE SHEETS

September 30, 2014 and December 31, 2013

(unaudited)

ASSETS

	2014	2013
CURRENT ASSETS
Cash and cash equivalents	$8,947,373	$8,680,589
Accounts receivable, less allowance for doubtful accounts	8,382,960	2,081,007
Costs and estimated earnings in excess of billings on uncompleted contracts	4,803,573	6,970,100
Inventories	7,895	8,673
Other current assets	341,652	153,349

TOTAL CURRENT ASSETS	22,483,453	17,893,718

FIXTURES AND EQUIPMENT (NET)	125,838	119,303

GOODWILL (NET)	2,992,430	2,992,430

TOTAL ASSETS	$25,601,721	$21,005,451

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$9,974,987	$9,145,658
Accrued expenses	2,213,397	479,291
Customer deposits	2,299,364	277,328
Income taxes payable	236,929	184,192

TOTAL CURRENT LIABILITIES	$14,724,677	$10,086,469

LONG TERM DEBT	18,909	15,663

TOTAL LIABILITIES	14,743,586	10,102,132

MEMBERS’ EQUITY
Equity adjustment resulting from foreign currency conversion	415,651	500,550
Members’ equity	10,442,484	10,402,769

TOTAL MEMBERS’ EQUITY	10,858,135	10,903,319

TOTAL LIABILITIES & MEMBERS’ EQUITY	$25,601,721	$21,005,451

EMTROL LLC AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND MEMBERS EQUITY

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 and 2013

(unaudited)

	2014	2013
REVENUES	$29,836,617	$25,839,879

COSTS AND EXPENSES
Cost of goods sold	$24,731,055	$21,012,430
Selling expenses	1,693,559	1,405,527
General and administrative expenses	1,377,134	1,102,647
Administrators’ salaries	159,901	165,000
Pension plan expense	304,676	26,243

TOTAL COSTS & EXPENSES	$28,266,325	$23,711,847

NET OPERATING EARNINGS	1,570,292	2,128,032

OTHER INCOME AND (EXPENSES)
Interest income	2,792	5,279
Gain on foreign currency transactions	90,122	71,577

OTHER INCOME AND (EXPENSES)	92,914	76,856

EARNINGS BEFORE INCOME TAXES	1,663,206	2,204,888

INCOME TAX PROVISION	240,492	77,432

NET EARNINGS	1,422,714	2,127,456

MEMBERS’ EQUITY JANUARY 1st	10,402,769	9,913,607

SUBTOTAL	11,825,483	12,041,063

LESS: DISTRIBUTIONS TO MEMBERS	(1,382,999)	(1,082,271)

MEMBERS’ EQUITY SEPTEMBER 30th	$10,442,484	$10,958,792

EMTROL LLC AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF

CASH FLOWS FOR THE NINE MONTHS ENDED

SEPTEMBER 30, 2014 and 2013

(unaudited)

	2014	2013
CASH FLOW FROM OPERATING ACTIVITIES
Net earnings	$1,422,714	$2,127,456

Adjustment to reconcile cash flow
Depreciation and amortization	31,780	26,560
Equity adjustment resulting from foreign currency conversion	(84,899)	(21,065)
Decrease (increase) in current assets
Accounts receivable	(4,135,426)	(4,477,077)
Costs incurred on incomplete contracts	0	0
Inventories	778	7,402
Other current assets and prepayments	(188,303)	(42,134)
Increase (decrease) in current liabilities
Accounts payable	829,329	2,632,308
Accrued expenses	1,734,106	(63,676)
Customer deposits	2,022,036	1,050,133
Income taxes payable	52,737	(72,964)

TOTAL ADJUSTMENTS	$262,138	$(960,513)

Cash provided by operations	$1,684,852	$1,166,943

CASH FLOW FROM INVESTING ACTIVITIES
Purchases of fixed assets	(38,314)	(51,211)

Cash provided (used) by investing	(38,314)	(51,211)

CASH FLOW FROM FINANCING ACTIVITIES
Long term debt incurred (paid)	3,245	0
Advance from Member repaid - Emtrol Corp.	0	(239,730)
Distributions to Member	(1,382,999)	(1,082,271)

Cash used by financing	(1,379,754)	(1,322,001)

Net increase (decrease) in cash	266,784	(206,269)
Cash at beginning of period ( January 1st)	8,680,589	8,252,768

Cash at end of period (September 30th)	$8,947,373	$8,046,499

EMTROL LLC AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL

STATEMENTS

(unaudited)

NOTE A - ORGANIZATION

Emtrol Corporation was incorporated May 23, 1973, under the law of the State of Delaware, and is engaged in the design and sale of pollution control equipment. The equipment is fabricated by various subcontractors in accordance with customer contracts and specifications. The equipment is used primarily by companies engaged in the petroleum, chemical, mining, and other heavy industries.

As of January 1, 1999, Emtrol Corporation transferred substantially all of its assets subject to liabilities, to Emtrol LLC, (a New York Limited Liability Company) in exchange for a 100% interest in newly formed Emtrol LLC, which continues to operate the business. Certain key employees of the corporation have been granted minority member interests in the new LLC, which will entitle them to participate in any increase in the equity of the business, after certain priority distributions, as well as participate in the proceeds of any sale of the business.

NOTE B - PRINCIPLES OF ACCOUNTING

(1) CONSOLIDATION

These condensed consolidated financial statements have been prepared for the nine month periods ended September 30, 2014 and 2013. Certain footnote disclosures normally included in the financial statements and prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted.

The condensed consolidated financial statements include the operations and changes in financial position of Emtrol LLC (both United States and United Kingdom divisions), as well as those of its Canadian subsidiary Emtrol, Ltd. All significant intercompany balances and transactions have been eliminated.

EMTROL LLC AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL

STATEMENTS

(unaudited)

NOTE B - PRINCIPLES OF ACCOUNTING

(2) REVENUE RECOGNITION

These financial statements have been prepared on the accrual basis of accounting. Expenses are recognized when incurred. Revenue is recognized on the percentage of completion basis on the sale of pollution control equipment, which comprises the vast majority of the company’s revenue. Revenue is recognized in proportion to the ratio that costs expended on current contracts bears to the total estimated cost of such contracts.

(3) DEPRECIATION

Depreciation is computed at the maximum allowable amounts for both financial reporting and income tax purposes, in accordance with regulations established by the Internal Revenue Service in the United States, and the Inland Revenue of the United Kingdom.

(4) COSTS AND ESTIMATED EARNINGS IN EXCESS OF BILLINGS ON UNCOMPLETED CONTRACTS

Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts represents charges from subcontractors who fabricate pollution control equipment for Emtrol’s customers plus the estimated earnings on those costs in excess of customer billings on these contracts.

(5) CUSTOMER DEPOSITS

Customer deposits represent advance payments to Emtrol LLC by its customers on incomplete contracts. These deposits are recognized as revenue as the contracts progress.

(6) INVENTORIES

Inventories consist of spare parts and supplies, and are valued at a lower of cost or market value, applied on a first in, first out (FIFO) basis. Inventories are not a material income producing factor.

(7) RESEARCH AND DEVELOPMENT

The company expenses currently all research and development costs for financial reporting purposes, and for income tax purposes pursuant to Section 174 of the Internal Revenue Code.

EMTROL LLC AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL

STATEMENTS

(unaudited)

NOTE B - PRINCIPLES OF ACCOUNTING

(8) GUARANTEED PAYMENTS TO MEMBERS

Guaranteed payments to the non managing members that are intended as compensation for services rendered are accounted for as expenses of the LLC rather than as allocations of LLC net income. Guaranteed payments to the managing members that are intended as payments for capital contributed are not accounted for as expenses of the LLC, but rather, as part of the allocation of net income.

NOTE C - FIXTURES AND EQUIPMENT

Fixtures and equipment, which are recorded at cost, are being depreciated using the double declining and straight-line methods over useful lives ranging from 5 to 7 years.

NOTE D - INCOME TAXES

The company is not a taxpaying entity for federal income tax purposes, and thus, no federal income tax expense has been recorded in the financial statements. The income of the company is taxed directly to the members, on their respective tax returns.

New York State, in which the Company is organized, has similar provisions that recognize an LLC as a non taxpaying entity. Consequently, no New York State income taxes have been provided for in the financial statements. The Company is subject to a small per-member filing fee imposed annually by the State of New York.

Provisions have been made in these financial statements for United Kingdom and Canadian income taxes, where applicable.

NOTE E - PENSION AND PROFIT SHARING PLANS

The Company has established a defined contribution pension plan covering all eligible employees. Employees are eligible to participate in the plan after completing one year of service and attaining age 21. Employer profit sharing contributions are allocated on a pro rata formula based on compensation. Participants in the plan become vested on a graduated basis, with 100% vesting after six years of service. Normal retirement age under the plan is 65. The Company has amended and restated the existing profit sharing plan of Emtrol Corporation, effective January 1, 1995 to Emtrol LLC as of January 1, 1999.

NOTE F - FOREIGN CURRENCY TRANSLATION

The Company has adopted Financial Accounting Standards Board (FASB) Statement No. 52, covering the currency translation of financial statements of multinational operations. Accordingly, foreign statements of operations for the periods ended September 30, 2014 and 2013 were translated into U.S. dollars using average currency exchange rates in effect during the period, and financial position balances were translated at exchange rates in effect at year end. Currency effect changes resulting from the differences in translation rates used to translate such financial statements into U.S. dollars are included as a component of the members’ equity section of the condensed consolidated balance sheets. Transactional gains and losses resulting from currency exchange fluctuations are included in the condensed consolidated statement of operations.

EMTROL LLC AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL

STATEMENTS

(unaudited)

NOTE G - COMMITMENT AND CONTINGENCIES

LETTERS OF CREDIT

The company has a credit facility with M&T Bank, whereby the bank will provide letters of credit up to $10,000,000, plus a line of credit for operations of up to $1,000,000. At September 30, 2014, the Company has 22 outstanding letters of credit totaling $7,185,880. The letters of credit serve as guarantees of customer advanced payments for contract performance and equipment warranty to Emtrol LLC’s customers. To date, no losses have been incurred under this letter of credit arrangement.

NOTE H - LEASES

The Company leases its main facility at 1440 Veteran’s Memorial Highway, Islandia, New York from a partnership which is owned by several of the beneficial owners of Emtrol LLC.

The Company also leases space in the United Kingdom, from an unrelated party.

The Company also leases several automobiles and pieces of office equipment under operating lease agreements.

NOTE I - LONG TERM DEBT

The Company purchased a piece of office equipment under a capitalized lease arrangement in 2013. The lease calls for monthly payments of $347 including interest at 12.78% through February of 2019. The entire obligation is classified as long term debt on the condensed consolidated balance sheet.